UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2026

STARDUST POWER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39875	99-3863616
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

15 E. Putnam Ave, Suite 378 Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

(800) 742 3095

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SDST	The Nasdaq Capital Market
Redeemable warrants, with 10 warrants exercisable for one share of Common Stock at an exercise price of $115.00	SDSTW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

On February 12, 2026, Stardust Power Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) and a related Registration Rights Agreement (the “Registration Rights Agreement”) with B. Riley Principal Capital II, LLC (“B. Riley Principal Capital II”), the selling stockholder. Upon the terms and subject to the satisfaction of the conditions set forth in the Purchase Agreement, the Company will have the right, in its sole discretion, to sell up to $10,000,000 of newly issued shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) to B. Riley Principal Capital II, subject to certain conditions and limitations contained in the Purchase Agreement, from time to time during the term of the Purchase Agreement. Sales of Common Stock pursuant to the Purchase Agreement, and the timing of any sales, are solely at the option of the Company. The Company is under no obligation to sell any securities to B. Riley Principal Capital II under the Purchase Agreement.

Upon the initial satisfaction of each of the conditions to B. Riley Principal Capital II’s purchase obligation set forth in the Purchase Agreement (the initial satisfaction of such conditions, the “Commencement,” and the date on which the Commencement occurs, the “Commencement Date”), including that a registration statement registering under the Securities Act of 1933, as amended (the “Securities Act”), the resale by B. Riley Principal Capital II of shares of Common Stock issued to it by the Company under the Purchase Agreement, which the Company agreed to file with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Registration Rights Agreement, is declared effective by the SEC and a final prospectus relating thereto is filed, the Company will have the right, but not the obligation, from time to time at its sole discretion over the 36-month period beginning on the Commencement Date, to direct B. Riley Principal Capital II to purchase a specified number of shares of Common Stock on the open market, not to exceed certain limitations as set forth in the Purchase Agreement (each, a “Market Open Purchase”), by delivering written notice to B. Riley Principal Capital II prior to the commencement of trading of the Common Stock on The Nasdaq Capital Market (“Nasdaq”) on any trading day (the “Purchase Date”), so long as (i) the closing sale price of the Common Stock on the trading day immediately prior to such Purchase Date is not less than a specified threshold price as set forth in the Purchase Agreement and (ii) all shares of Common Stock subject to all prior Market Open Purchases and all prior Intraday Purchases (as defined below) effected by the Company under the Purchase Agreement (as applicable) have been received by B. Riley Principal Capital II at such time and in the manner set forth in the Purchase Agreement.

The purchase price of the shares of Common Stock that the Company elects to sell to B. Riley Principal Capital II in a Market Open Purchase pursuant to the Purchase Agreement will be determined by reference to the volume weighted average price of the Common Stock (“VWAP”), during the period (the “Market Open Purchase Valuation Period”) beginning at the official open of the regular trading session on Nasdaq on the applicable Purchase Date and ending at the earliest to occur of (i) such time of official close of the regular trading session, (ii) such time during such regular trading hour period, the trading volume threshold calculated in accordance with the Purchase Agreement is reached, and (iii) if the Company further specifies in the applicable purchase notice for such Market Open Purchase that a “limit order discontinue election” shall apply to such Market Open Purchase, such time the trading price of the Common Stock on Nasdaq during such Market Open Purchase Valuation Period falls below the applicable minimum price threshold determined in accordance with the Purchase Agreement, less a fixed 3.0% discount to the VWAP for such Market Open Purchase Valuation Period. The calculations of the VWAP and the volume of shares traded for purposes of determining whether such volume threshold is reached will exclude the opening and closing trades in the Common Stock during regular trading hours on the applicable Purchase Date, to the extent they occur during the applicable Market Open Purchase Valuation Period and if the Company specifies a limit order discontinue election, any trades in the Common Stock during the applicable Market Open Purchase Valuation Period at a price below the applicable minimum price threshold determined in accordance with the Purchase Agreement.

In addition to the Market Open Purchases described above, after the Commencement, the Company will also have the right, but not the obligation (subject to the continued satisfaction of the purchase conditions contained in the Purchase Agreement), to direct B. Riley Principal Capital II to purchase, on any trading day that would qualify as a Purchase Date on which the Company may elect to effect a Market Open Purchase, whether or not a Market Open Purchase is effected by the Company on such trading day, a specified number of shares of Common Stock, not to exceed certain limitations set forth in the Purchase Agreement that are similar to those applicable to Market Open Purchases (each, an “Intraday Purchase”), by timely delivering an irrevocable written notice of such Intraday Purchase to B. Riley Principal Capital II after 10:00 a.m., New York City time (and after the Market Open Purchase Valuation Period for any earlier Market Open Purchase and the Intraday Purchase Valuation Period (defined below) for the most recent prior Intraday Purchase effected on the same Purchase Date, if applicable, have ended), and prior to 3:30 p.m., New York City time, on such Purchase Date (each, an “Intraday Purchase Notice”), so long as (i) the closing sale price of the Common Stock on Nasdaq on the trading day immediately prior to such Purchase Date is greater than $1.00 and (ii) all shares of Common Stock subject to all prior Market Open Purchases and all prior Intraday Purchases effected by the Company under the Purchase Agreement (as applicable) have been received by B. Riley Principal Capital II at such time and in the manner set forth in the Purchase Agreement.

The per share purchase price for the shares of Common Stock that the Company elects to sell to B. Riley Principal Capital II in an Intraday Purchase pursuant to the Purchase Agreement, if any, will be calculated in the same manner as in the case of a Market Open Purchase (including the same fixed 3.0% discount to the applicable VWAP used to calculate the per share purchase price for a Market Open Purchase, as described above), provided that the VWAP for each Intraday Purchase effected on a Purchase Date will be calculated over different purchase valuation periods during the regular trading session on Nasdaq on such Purchase Date than the Market Open Purchase Valuation Period applicable to a Market Open Purchase effected on such Purchase Date (if any), each of which will commence and end at different times on such Purchase Date and will not overlap with any other purchase valuation period on such Purchase Date (each, an “Intraday Purchase Valuation Period”).

There is no upper limit on the price per share that B. Riley Principal Capital II could be obligated to pay for the Common Stock the Company may elect to sell to it in any Market Open Purchase or any Intraday Purchase under the Purchase Agreement.

Under the applicable Nasdaq rules, in no event may the Company issue to B. Riley Principal Capital II under the Purchase Agreement more than 1,972,924 shares of Common Stock, subject to adjustment, which number of shares is equal to 19.99% of the shares of Common Stock issued and outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless (i) the Company obtains stockholder approval to issue shares of Common Stock in excess of the Exchange Cap in accordance with applicable Nasdaq rules, or (ii) the average price per share paid by B. Riley Principal Capital II for all of the shares of Common Stock that the Company directs B. Riley Principal Capital II to purchase from the Company pursuant to the Purchase Agreement, if any, equals or exceeds $3.57 per share (representing the lower of (a) the official closing price of the Common Stock on Nasdaq immediately preceding the execution of the Purchase Agreement and (b) the average official closing price of the Common Stock on Nasdaq for the five consecutive trading days immediately preceding the execution of the Purchase Agreement), so that the Exchange Cap limitation will not apply to issuances and sales of Common Stock pursuant to the Purchase Agreement. Moreover, the Company may not issue or sell any shares of Common Stock to B. Riley Principal Capital II under the Purchase Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by B. Riley Principal Capital II and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 13d-3 thereunder), would result in B. Riley Principal Capital II beneficially owning more than 4.99% of the outstanding shares of Common Stock.

The Company currently plans to use any net proceeds therefrom for working capital and general corporate purposes.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for the purposes of such agreements, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

The Purchase Agreement will automatically terminate on the earliest to occur of (i) the first day of the month following the 36-month anniversary of the Commencement Date, (ii) the date on which B. Riley Principal Capital II shall have purchased from the Company under the Purchase Agreement shares of Common Stock for an aggregate gross purchase price of $10,000,000, (iii) the date on which the Common Stock shall have failed to be listed or quoted on Nasdaq or another U.S. national securities exchange identified as an “eligible market” in the Purchase Agreement for a period of one trading day, (iv) the 30th trading day after the date on which a voluntary or involuntary bankruptcy proceeding involving the Company has been commenced that is not discharged or dismissed prior to such 30th trading day, and (v) the date on which a bankruptcy custodian is appointed for all or substantially all of the Company’s property or the Company makes a general assignment for the benefit of its creditors.

As consideration for its irrevocable commitment to purchase shares of Common Stock at the Company’s direction under the Purchase Agreement, the Company agreed to pay B. Riley Principal Capital II a cash commitment fee in the amount of $100,000, which fee may be waived in part or in whole in certain circumstances.

In addition, the Company has agreed to reimburse B. Riley Principal Capital II for the reasonable legal fees and disbursements of B. Riley Principal Capital II’s legal counsel in connection with the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement in an amount equal to $50,000 as follows: (i) $25,000 of which the Company paid prior to execution of the Purchase Agreement and Registration Rights Agreement and (ii) $25,000 of which the Company agreed to pay on or prior to the Commencement Date. The Company has also agreed to reimburse B. Riley Principal Capital II up to $5,000 per fiscal quarter for the reasonable legal fees and disbursements of B. Riley Principal Capital II’s legal counsel in connection with quarterly and annual bring-down due diligence investigations and related matters as contemplated by the Purchase Agreement.

Under applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), a “qualified independent underwriter” (as defined in the applicable FINRA rules) is required to participate in the preparation of a registration statement that the Company has agreed to file with the SEC under the Registration Rights Agreement to register the resale by B. Riley Principal Capital II of shares of Common Stock under the Securities Act that may be issued and sold by the Company to B. Riley Principal Capital II from time to time pursuant to the Purchase Agreement, and is also required to exercise the usual standards of “due diligence” with respect thereto. Accordingly, the Company has engaged Seaport Global Securities LLC, a registered broker-dealer and FINRA member (“Seaport”), to be the qualified independent underwriter in connection with the offering of Common Stock that may be made pursuant to such resale registration statement. B. Riley Principal Capital II has agreed to pay Seaport a cash fee of $50,000 as consideration for its services and to reimburse Seaport up to $5,000 for expenses incurred in connection with acting as the qualified independent underwriter in connection with the offering of Common Stock that may be made pursuant to such resale registration statement. Upon entering into the Purchase Agreement, the Company paid Seaport the $50,000 cash fee and $5,000 to reimburse Seaport for expenses.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, and each of which is incorporated herein in its entirety by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 in its entirety. The securities that have been or may be issued under the Purchase Agreement are being offered and sold by the Company in a transaction exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. B. Riley Principal Capital II represented to the Company in the Purchase Agreement that it is an “accredited investor,” as defined in Regulation D, and is acquiring the securities under the Purchase Agreement for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public distribution thereof in violation of the Securities Act or any applicable state securities or “Blue Sky” laws. Accordingly, the offer and sale by the Company of the securities that have been or may be issued to B. Riley Principal Capital II under the Purchase Agreement is not being registered under the Securities Act or any applicable state securities or “Blue Sky” laws and, therefore, such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities or “Blue Sky” laws.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of any securities of the Company in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 7.01 Regulation FD Disclosure.

On February 18, 2026, the Company issued a press release announcing the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
10.1†	Form of Common Stock Purchase Agreement, dated as of February 12, 2026, by and between Stardust Power Inc. and B. Riley Principal Capital II, LLC (incorporated by reference to Exhibit 10.29 of the Company’s Registration Statement on Form S-1 filed with the SEC on February 12, 2026).

10.2	Registration Rights Agreement, dated as of February 12, 2026, by and between Stardust Power Inc. and B. Riley Principal Capital II, LLC (incorporated by reference to Exhibit 10.30 of the Company’s Registration Statement on Form S-1 filed with the SEC on February 12, 2026).

99.1	Press Release, dated February 18, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2026

STARDUST POWER INC.

By:	/s/ Roshan Pujari
Name:	Roshan Pujari
Title:	Chief Executive Officer and Chairman